MANAGERS TRUST I

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

MANAGERS AMG FQ U.S. EQUITY FUND

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND (formerly Managers Fremont Global Fund)

(Prospectus dated March 1, 2010)

(Statement of Additional Information dated March 1, 2010)

MANAGERS REAL ESTATE SECURITIES FUND

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

MANAGERS PIMCO BOND FUND (formerly Managers Fremont Bond Fund)

MANAGERS MICRO-CAP FUND (formerly Managers Fremont Micro-Cap Fund)

MANAGERS INSTITUTIONAL MICRO-CAP FUND (formerly Managers Fremont Institutional Micro-Cap Fund)

MANAGERS FRONTIER SMALL CAP GROWTH FUND (formerly Managers Small Cap Fund)

(Prospectus dated March 1, 2010)

(Statement of Additional Information dated March 1, 2010)

Supplement dated April 30, 2010 to the Prospectuses and Statements of Additional Information dated and supplemented as noted above.

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Global Essentials Fund, Managers Real Estate Securities Fund, Managers California Intermediate Tax-Free Fund, Managers PIMCO Bond Fund, Managers Micro-Cap Fund, Managers Institutional Micro-Cap Fund and Managers Frontier Small Cap Growth Fund (the “Funds”), each a series of Managers Trust I, contained in the Funds’ Prospectuses and Statements of Additional Information dated and supplemented as noted above.

Currently, if you wish to exchange your Fund shares for shares of a money market fund, you may exchange your shares for shares of the Managers Money Market Fund, a series of The Managers Funds. At a meeting held on March 5, 2010, the Board of Trustees of The Managers Funds approved a plan to liquidate the Managers Money Market Fund, on or about April 30, 2010 (the “Liquidation”). Effective April 30, 2010, the Managers Funds’ complex will no longer offer a proprietary money market mutual fund.

In place of the Managers Money Market Fund there will also be an additional option for exchanges of your Fund shares beginning on April 30, 2010. Effective on that date, you may exchange your shares for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). The JPMorgan Fund will be advised, offered and distributed by JPMorgan Asset Management and its affiliates, but you may place your exchange order in the same manner as you place other exchange orders and as described in the Prospectuses. There have been no changes to the terms of the exchange privileges described in the Prospectuses.

Managers Investment Group LLC (“Managers”) has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to Managers with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through Managers. This cash payment compensates Managers for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

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